                                                                    Exhibit 10.4

                           BNY FINANCIAL CORPORATION
                              FACTORING AGREEMENT

River Oaks Furniture, Inc. ("River Oaks")
R.O. West, Inc. ("R.O. West")
R.O. East, Inc. ("R.O. East")
Gaines Manufacturing Company ("Gaines")
3550 McCullough Blvd.
Belden, MS 38826


         We are pleased that each of River Oaks, R.O. West, R.O. East and Gaines (hereinafter referred to herein both individually and collectively by the pronoun "you") have chosen us to act as each of your factor, effective as of July 26, 1996 ("Effective Date"), and have agreed to do so upon the following terms:

         1.      COVERED SALES; SECURITY INTEREST

                 (a) Except as provided in Paragraph 2(b) below, each of you hereby assign and sell to us, as absolute owner, and we hereby purchase from each of you, all Receivables, created on or after the Effective Date, which arise from your sale of merchandise or rendition of services. Our purchase of and acquisition of title to each Receivable will be effective as of the date of its creation and will be entered on our books when you furnish us with a copy of the respective invoice.

                 (b) Each of you hereby grant to us a continuing security interest in all of your present and future Receivables, as security for all Obligations.

         2.      CUSTOMER CREDIT APPROVAL

                 (a) Each of you shall submit to us the principal terms of each of your customers' orders for our written credit approval. We may, in our discretion, approve in writing all or a portion of your customers' orders, either by establishing a credit line limited to a specific amount for a specific customer, or by approving all or a portion of a proposed purchase order submitted by you. No credit approval shall be effective unless in writing and unless the goods are shipped or the services rendered within the time specified in our written credit approval or within 45 days after the approval is given, if no time is specified. After the customer has accepted delivery of the goods or performance of the services, we shall then have the Credit Risk as hereinafter defined (but not the risk of non-payment for any other reason), to the extent of the dollar amount specified in the credit approval, on all Receivables evidenced by invoices which arise from orders approved by us in writing except for those Receivables evidenced by invoices less than $150.00 and invoices evidencing charges for samples supplied to your customers. We shall have neither the Credit Risk nor the risk of non-payment for any other reason on Receivables arising from orders not approved by us in writing. We may withdraw our credit approval or withdraw or adjust a credit line at any time before you ship the goods or render the services.

                 (b) Notwithstanding anything to the contrary contained herein, in the event that you have submitted a customer's order to us for credit approval and we have declined to provide you with a credit approval for such order (hereinafter a "Declined Order"), you may at your option elect to submit such Declined Order to an Approved Outside Factor and sell and assign the Receivable arising from such Declined Order to such Approved Outside Factor, provided that (i) you must sell and assign to us all Receivables arising from your customers' orders which you submit to us for our written credit approval, if such written credit approval is in fact given by us; (ii) we shall continue to have a security interest in all of your Receivables, whether or not sold and assigned to us hereunder, subject to a customary parity agreement with an Approved Outside Factor; and (iii) you shall continue to be obligated to pay us the Minimum Volume Charge provided for herein.

                 (c) The representations made by you in Paragraph 7(a) hereof shall apply only with respect to Receivables which you sell and assign to us hereunder. The credits referred to in Paragraph 7(c) and the invoices and payments referred to in Paragraph 8 shall be deemed to be only those orders, credits, invoices, and payments evidencing, relating to or giving rise to such Receivables.

         3.      PURCHASE PRICE OF RECEIVABLES

         The purchase price of Receivables is the net face amount thereof less our commission. The term "net face amount" means the gross face amount of the invoice, less returns, discounts (which shall be determined by us where optional terms are given), anticipation reductions or any other unilateral deductions taken by customers, and credits, and allowances to customers of any nature. The purchase price will be credited to your account, which shall be a joint account for all of you which shall be under the name of River Oaks Furniture, Inc. (any subsequent reference herein to "your account" shall mean this account) and remitted to River Oaks on the "Settlement Date" (hereinafter described). River Oaks, who each of you hereby irrevocably appoint as your agent shall, as you have advised us, act as your agent to receive the purchase price of Receivables, distribute the proceeds thereof to each of you as needed and requested by you of River Oaks and as otherwise appropriate, and River Oaks shall be the recipient of all reports and information on your behalf. The Settlement Date for each Receivable on which we have the Credit Risk and which is not due from a department or chain store shall be three (3) business days after the




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day on which the Receivable is actually collected by us or becomes 120 days past due, whichever is earlier. The Settlement Date for all other Receivables shall be three (3) business days after the day on which the Receivable is actually collected by us. We may deduct, from the amount payable to you on any Settlement Date, reserves for all Obligations then chargeable to your account and Obligations which, in our sole judgment, may be chargeable to any of your accounts thereafter ("Reserves").

         4.      INTEREST; COMMISSIONS

         For our services, we shall charge to your account

                          (i)     monthly, as of the last day of each month,
interest on the average daily balance of all amounts charged and chargeable to your account hereunder (said amounts being herein collectively called "Interest Bearing Obligations") which are outstanding during such month at the rate then being charged under the Credit Agreement; provided, however, that said interest rate shall in no event be higher than the highest rate permitted by New York law. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Interest Bearing Obligations shall bear interest at the Default Rate.

                          (ii)    monthly, as of the 15th day of each month, a
commission at the rate of four-tenths of one percent (.4%) of the gross face amount of each invoice evidencing a Receivable purchased hereunder during such month on terms not exceeding sixty (60) days (including dating), plus an additional one-eighth of one percent (1/8%) for each additional thirty (30) days or portion thereof of selling terms; provided, however, that if you change the terms of any invoice (whether or not we consent to such change, it being understood that nothing in this provision diminishes our rights or your obligations under any other provision hereof including but not limited to paragraph 8), then the commission on the gross face amount of that invoice shall be the commission hereinabove set forth plus 1/4% for each thirty (30) days or portion thereof of such change. Our commission on any invoice evidencing a Receivable purchased hereunder shall not be less than $4.00, provided that with respect to invoices transmitted to us electronically (via a system acceptable to us), our commission shall not be less than $2.00.

                          (iii)   the aggregate amount of Receivables with
respect to which you are obligated to pay commissions and which you sell and assign to us ("Volume") shall not be less than $125,000,000.00 ("Minimum") in each Contract Year during which this agreement is in effect, or the part of the last Contract Year during which this agreement is in effect if it is terminated before the end of a Contract Year ("Partial Last Year"). If the Volume in any Contract Year or Partial Last Year (if any) is less than the Minimum, we shall charge to your account the difference ("Minimum Volume Charge") between the commission on the Minimum, and the commission on the Volume for the Contract Year or Partial Last Year, respectively. We shall compute the Minimum Volume Charge, if any, on a calendar quarterly basis and charge your account therefor for each calendar quarter in the month following the end of such calendar quarter, or in the month following the effective date of termination of this agreement in the case of a Partial Last Year. However, if an Event of Default occurs, and if we so elect, and whether or not we then or thereafter exercise any of our rights of termination hereunder (including but not limited to our rights under Paragraph 9(a) (ii)), we may on or at any time after the occurrence of such Event of Default compute and charge your account for the Minimum Volume Charge for the period starting on such occurrence and ending on the next date as of which you may terminate this Agreement under Paragraph 9(a)
(i), and, for the purpose only of computing such Minimum Volume Charge, we may assume that your Volume for the period will be zero, subject, of course, to subsequent adjustment if such Volume in fact is more than zero.

                          (iv)    notwithstanding anything to the contrary
contained herein, in the event that during the first or second Contract Year you are a party to a factoring agreement with any Approved Outside Factor, then the Minimum shall be $100,000,000.00 if you are a party to such an agreement during the first Contract Year and $115,000,000.00 if you are a party to such an agreement during the second Contract Year. During the third and any subsequent Contract Years, the Minimum will be $125,000,000.00 regardless of whether you are a party to such an agreement.

                          (v)     all bank charges for wire transfers.

         5.      MATURED FUNDS

         On the last day of each month, we shall credit your account with interest at the Matured Funds Rate in effect during such month on the average daily balance during such month of any amounts payable by us to River Oaks as agent hereunder (as confirmed by us by appropriate credit to your account with us) which are not drawn by River Oaks as agent on the Settlement Date, while held by us after the Settlement Date.

         6.      CHARGES; BALANCES; RESERVES

         We may charge to your account all Obligations. Unless otherwise specified, all Obligations, including any debit balance in your account, shall be payable on demand. Recourse to security will not be required at any time. All credit balances or other sums at any time standing to your credit and all Reserves on our books, and all of your property in our possession at any time or in the possession of any parent, affiliate or subsidiary of ours or on or in which we or any of them have a lien or security interest, may be held and reserved by us as security for all Obligations. We will account to River Oaks monthly and each monthly accounting statement will be fully binding on you and will constitute an account stated, unless, within thirty (30) days after such statement is mailed to River Oaks or within thirty (30) days after the mailing of any adjustment thereof we may make, River Oaks give us specific written notice of exceptions.

         7.      REPRESENTATIONS AND WARRANTIES; DISPUTES; RETURNS; CHARGEBACKS




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                 (a)      You warrant and represent that you have good title to
the Receivables free of any encumbrance except in our favor; each Receivable purchased hereunder is a bona fide, enforceable obligation created by the absolute sale and delivery of goods or the rendition of services in the ordinary course of business; your customer is unconditionally obligated to pay at Settlement the full amount of each Receivable purchased hereunder without defense, counterclaim or offset, real or alleged; all documents in connection therewith are genuine; and the customer will accept the goods or services without alleging any Dispute. We shall not be entitled to declare a Default or Event of Default (as such terms are defined in the Credit Agreement) under
Section 10.1(f) of the Credit Agreement if the foregoing representations and warranties shall prove incorrect without prior knowledge by you, our sole remedy being set forth in subsection (d) below for such a misrepresentation.

                 (b) You further represent and warrant that (i) your address set forth above is that of your chief place of business and chief executive office and the location of all "Collateral" (as hereinafter defined) and of your books and records relating to the Receivables; (ii) by a separate writing you have disclosed to us the locations of all of your other places of business as well as all Trade Names); and (iii) except after 30 days prior written notice to us of your intention to do so, you will not make any change in your name or corporate structure (whether by merger, reorganization or otherwise) nor make any other change which would have the effect of rendering inaccurate or incomplete the representations contained in this subparagraph
(b).

                 (c) You shall promptly provide us with duplicate originals of all credits which you issue to your customers and immediately notify us of any merchandise returns or Disputes. You will settle all Disputes at no cost or expense to us; our practice is to allow you a reasonable time to do so. Should we so elect, we may at any time in our discretion (i) withdraw your authority to issue credits to your customers without our prior written consent; (ii) litigate Disputes or settle them directly with the customers on terms acceptable to us; or (iii) direct you to set aside, identify as our property and procure insurance satisfactory to us on any Retained Goods. All Retained Goods (and the proceeds thereof) shall be (A) held by you in trust for us as our property; and (B) subject to a security interest in our favor as security for the Obligations; and (C) disposed of only in accordance with our express written instructions.

                 (d) Our Credit Risk, if any, on a Receivable shall immediately terminate without any action on our part in the event that (i) your customer asserts a Dispute (regardless of merit) as a ground for non-payment of the Receivable or returns or attempts to return the goods represented thereby; or (ii) any warranty as to the Receivable is breached. We may charge to your account at any time the gross face amount of any Receivable purchased hereunder (or portion thereof) on which we do not then have the Credit Risk, together with interest thereon from the due date of such Receivable to the date of chargeback; such action on our part shall not be deemed a reassignment of such Receivable and will not impair our rights thereto or security interest therein, which will continue to be effective until all Obligations are fully satisfied.

                 (e) You warrant that you will not grant a security interest in any of your Receivables to anyone except us (and us as agent under the Credit Agreement) or an Approved Outside Factor, or in any of your inventory to anyone except us (and us as agent under the Credit Agreement) without our prior written consent.

                 (f) You shall, upon our request, use your best efforts, consistent with applicable law and contract, to immediately stop the delivery of goods to a customer for whom we have issued our credit approval or established a credit line if we have elected to withdraw such approval or withdraw or adjust such credit line pursuant to Paragraph 2(a).

         8.      INVOICING; PAYMENTS; RETURNS; NOTIFICATION

         (a) Each of your invoices and all copies thereof shall bear a notice (in form satisfactory to us) that it is owned by and payable directly and only to us at locations designated by us, and you shall furnish us with duplicate originals of your invoices accompanied by a confirmatory assignment thereof. Your failure to furnish such specific assignments shall not diminish our rights. You shall procure and hold in trust for us and furnish to us at our request satisfactory evidence of each shipment and delivery or rendition of services. Each invoice shall bear the terms stated on the customer's order, as submitted to us, whether or not the order has been approved by us, and no change from the original terms of the order shall be made without our prior written consent. Any such change not so approved by us shall automatically terminate our Credit Risk, if any, on the Receivable arising from your performance of the order. You will hold in trust for us and deliver to us any payments received from your customers in the form received, and hereby irrevocably authorize us to endorse your name on all checks and other forms of payment. Each payment made by a customer shall first be applied to Receivables, if any, on which we have the Credit Risk, and the balance, if any, of such payment shall be applied to other Receivables due from such customer. You understand that we shall not be liable for any selling expenses, orders, purchases, contracts or taxes of any kind resulting from any of your transactions, and you agree to indemnify us and hold us harmless with respect thereto, which indemnity shall survive termination of this agreement.

         (b) We shall have the right to communicate with and instruct the account debtors on your general intangibles to make payments in respect thereof directly to us.

         9.      TERMINATION

                 (a) This agreement shall remain in full force and effect until terminated as follows:

                          (i)     This agreement shall remain in full force and
effect unless either party gives the other written notice of termination no less than sixty (60) days prior to and effective as of the third anniversary of the Effective Date and thereafter, no less than sixty (60) days prior to and effective as of the anniversary of the Effective Date in any year; or





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                          (ii)    Upon the termination of our obligations to
make Advances pursuant to Section 10.1(A) of the Credit Agreement.

                          (iii)   Notwithstanding anything to the contrary
herein, you may terminate this agreement at any time upon ninety (90) days written notice, provided that you pay to us all Obligations including the Minimum Volume Charge for the balance of the three year term or, after the third anniversary of the Effective Date, any one year term, based on a Minimum of $125,000,000.

                 (b) On the effective date of termination all Obligations shall become immediately due and payable in full without further notice or demand. Our rights with respect to Obligations owing to us, or chargeable to your account, arising out of transactions having their inception prior to the effective date of termination, will not be affected by termination. Without limiting the foregoing, all of our security interests and other rights in and to all Collateral shall continue to be operative until such Obligations have been fully and finally satisfied or you have given us an indemnity satisfactory to us.

                 (c) If there is a credit loss borne by us with respect to your customer Levitz Furniture, Inc., then if we so elect, this agreement may not be terminated by you until one year from the earliest date on which you would otherwise have been permitted to terminate or in the alternative, you may pay us the Minimum Volume Charge for one additional year after the effective date of termination.

         10.     DEFINITIONS

         As used herein

                 "Approved Outside Factor" shall have the meaning set forth in the Credit Agreement.

                 "Bank" shall mean The Bank of New York, New York, New York.

                 "Collateral" shall mean all Receivables, Retained Goods, credit balances, and any other property in our possession or in the possession of any parent, affiliate or subsidiary of ours and any other security for the Obligations, whether coming into existence or into our or their possession before, on or after the effective date of termination and all proceeds thereof.

                 "Contract Year" shall mean the twelve month period beginning on July 26 of each year.

                 "Credit Agreement" shall mean the Revolving Credit and Term Loan Agreement by and among River Oaks Furniture, Inc., R.O. West, Inc., R.O. East, Inc., and Gaines Manufacturing Company, as Borrowers, us as Agent and as Lender and the Lenders which are party thereto from time to time, of even date herewith, as supplemented and amended.

                 "Credit Risk" shall mean the risk of loss resulting solely and exclusively from the financial inability of your customer to pay at maturity a Receivable purchased hereunder.

                 "Declined Order" shall have the meaning set forth in Paragraph 2(b).

                 "Default Rate" shall have the meaning set forth in the Credit Agreement.

                 "Dispute" shall mean any cause for nonpayment of Receivables, including, without limitation, any alleged defense, counterclaim, offset, dispute or other claim whether arising from or relating to the sale of goods or rendition of services or arising from or relating to any other transaction or occurrence, except for financial inability of your customer to pay a Receivable at Settlement.

                 "Effective Date" shall mean the date set forth in the introductory paragraph hereto.

                 "Eurodollar Rate" shall have the meaning set forth in the Credit Agreement.

                 "Event of Default" shall mean the occurrence of any of the events set forth in Paragraph 9(a) (ii).

                 "Interest Bearing Obligations" shall have the meaning set forth in Paragraph 4(b)(i) hereof.

                 "Matured Funds Rate" shall mean the rate of interest, announced by us from time to time, as the rate applicable to matured funds, such rate to be adjusted automatically on the effective date of any change in such rate as announced by us.

                 "Minimum" shall have the meaning set forth in Paragraph 4(b)
(iii) hereof.

                 "Minimum Volume Charge" shall have the meaning set forth in Paragraph 4(b) (iii) hereof.

                 "Obligations" means all amounts of any nature whatsoever, direct or indirect, absolute or contingent, due or to become due, arising or incurred heretofore or hereafter, arising under this or any other agreement or by operation of law, now or hereafter owing by you to us or to any parent, subsidiary or affiliate of ours. Said amounts include, but are not limited to, loans, debts and liabilities heretofore or hereafter acquired by purchase or assignment from other present or future clients of ours, or through participation. Without limiting the foregoing, Obligations shall include the amounts of all Advances, loans, interest, commission, customer late





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payment charges and bank related charges, costs, fees, expenses, taxes and all
Receivables charged or chargeable to your account hereunder.

                 "Partial Last Year" shall have the meaning set forth in Paragraph 4(b) (iii) hereof.

                 "Receivables" shall mean all amounts and all forms of obligations now or hereafter owing to you (including but not limited to accounts, instruments, contract rights, documents and chattel paper) and general intangibles relating to the sale of goods or the rendition of services; and all proceeds of the foregoing.

                 "Reports" shall have the meaning set forth in Paragraph 12(d) hereof.

                 "Reserves" shall have the meaning set forth in Paragraph 3 hereof.

                 "Retained Goods" shall mean returned or repossessed merchandise or other goods which by sale resulted in Receivables theretofore assigned to us.

                 "Settlement Date" shall have the meaning set forth in Paragraph 3.

                 "Trade Names" shall mean all trade names or styles, trademarks, divisions or other names under which you conduct business.

                 "Volume" shall have the meaning set forth in Paragraph 4(b)
(iii) hereof.

         11.     PLACE OF PAYMENT; NEW YORK LAW AND COURT

                 (a) All Obligations shall be paid at our office in New York, New York.

                 (b) This agreement shall be governed by and construed according to the laws of the State of New York. All terms used herein, unless otherwise defined herein, shall have the meanings given in the New York Uniform Commercial Code.

                 (c) You agree that all actions and proceedings relating directly or indirectly to this Agreement or any ancillary agreement or any other obligations shall be litigated in The Federal District Court of The Southern District of New York or, at our option, in any other courts located in New York State or elsewhere as we may select and that such courts are convenient forums and you submit to the personal jurisdiction of such courts. You hereby waive personal service of the summons, complaint or other process or papers to be issued therein and hereby agree that service of such summons, complaint, process or papers may be made by registered or certified mail addressed to you at the address appearing herein.

         12.     REPORTS; RECORDS; ASSURANCES; WAIVERS; REMEDIES; ETC.

                 (a) Upon request you shall periodically furnish us with statements showing your financial condition and the results of your operations. We may at all times have access to, and inspect, audit, and make extracts from, all of your records, files and books of account, and we may charge your account with the costs, fees or expenses incurred in connection therewith.

                 (b) You shall perform all acts requested by us to perfect and maintain our security interest and other rights in the Collateral.

                 (c) Failure by us to exercise any right, remedy or option under this agreement or delay by us in exercising the same will not operate as a waiver; no waiver by us will be effective unless we confirm it in writing and then only to the extent specifically stated.

                 (d) We may charge to your account, when incurred by us, the amount of reasonable legal fees (including fees, expenses and costs payable or allocable to attorneys retained or employed by us) and other reasonable costs, fees and expenses incurred by us in negotiating or preparing this agreement and any legal documentation required by us or requested by you in connection with this agreement or any amendments or supplements thereof, or in enforcing our rights hereunder or in connection with the litigation of any controversy arising out of this agreement, or in protecting, preserving or perfecting our interest in, any Collateral, including without limitation all taxes assessed or payable with respect to any Collateral, and the costs of all public record filings, appraisals and searches relating to any Collateral. We may also charge to your account our then standard price for furnishing to you or your designees copies of any statements, records, files or other data (collectively "Reports") requested by you or them other than Reports of the kind furnished to you and our other clients on a regular, periodic basis in the ordinary course of our business. We may file Financing Statements under the Uniform Commercial Code without your signature or, if we so elect, sign and file them as your agent.

                 (e) Our rights and remedies under this agreement will be cumulative and not exclusive of any other right or remedy we may have hereunder or under the Uniform Commercial Code or otherwise. Without limiting the foregoing, if we exercise our rights as a secured party we may, at any time or times, without demand, advertisement or notice, all of which you hereby waive, sell the Collateral, or any part of it, at public or private sale, for cash, upon credit, or otherwise, at our sole option and discretion, and we may bid or become purchaser at any such sale, free of any right of redemption which you hereby waive. After application of all Collateral to your Obligations (in such order and manner as we in our sole discretion shall determine), you shall remain liable to us for any deficiency.




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                 (f)      We shall have no liability hereunder (i) for any
losses or damages (including indirect, special or consequential damages) resulting from our refusal to assume, or delay in assuming, the Credit Risk, or any malfunction, failure or interruption of communication facilities, or labor difficulties, or other causes beyond our control; or (ii) for indirect, special or consequential damages arising from accounting errors with respect to your account with us. Our liability for any default by us hereunder shall be limited to a refund to you of any commission paid by you during the period starting on the occurrence of the default and ending when it is cured or waived, or when this agreement is terminated, whichever is earlier.

                 (g) This agreement cannot be changed or terminated orally and is for the benefit of and binding upon the parties and their respective successors and assigns except that you may not assign or transfer any of your rights or obligations under this Agreement without our prior written consent, and no such assignment or transfer of any such obligation shall relieve you thereof unless we have consented to such release in a writing specifically referring to the obligation from which you are to be released. This agreement, and any concurrent or subsequent written supplements thereto or amendments thereof signed by both of us, represent our entire understanding and supersede all inconsistent agreements and communications, written or oral, between your and our officers, employees, agents and other representatives.

                 (h) This agreement shall not be effective unless signed by you below, and signed by us at the place for our acceptance.

                 (i) Each of you irrevocably hereby grant to River Oaks a power of attorney to execute any and all statements and documents, make any and all requests, to issue any and all directions or instructions on each of your behalfs, which when made or given shall be with the same binding force and effect as if made directly by you.

                 (j) TO THE EXTENT LEGALLY PERMISSIBLE, BOTH YOU AND WE WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                                                Very truly yours,
                                                BNY FINANCIAL CORPORATION

AGREED TO on this 26th day of July, 1996.

ATTEST:
                                                RIVER OAKS FURNITURE, INC.



Kim Long                                        By: Johnny C. Walker
---------------------                               ---------------------------
Asst. Secretary                                     Title: VP

[SEAL]

ATTEST:
                                                R.O. WEST,  INC.



Kim Long                                        By: Johnny C. Walker
---------------------                               ---------------------------
Asst. Secretary                                     Title: VP

[SEAL]

ATTEST:
                                                R.O. EAST, INC.



Kim Long                                        By: Johnny C. Walker
---------------------                               ---------------------------
Asst. Secretary                                     Title: VP

[SEAL]

ATTEST:
                                                GAINES MANUFACTURING COMPANY



Kim Long                                        By: Johnny C. Waller
---------------------                               ---------------------------
Asst. Secretary                                     Title: VP

[SEAL]




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


ACCEPTED at New York, New York, as of the above date.

ATTEST:
                                                BNY FINANCIAL CORPORATION



Frank                                           By:
---------------------                           -------------------------------
Secretary                                       Title:

[SEAL]
                                                1290 Avenue of the Americas
                                                New York, New York  10104




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


                        ASSIGNMENT OF FACTORING PROCEEDS

         River Oaks Furniture, Inc., as agent for itself, R. O. West, Inc., R.
O. East, Inc. and Gaines Manufacturing Company, a Mississippi corporation having its principal place of business at 3550 McCullough Boulevard, Belden, MS ("Debtor") hereby assigns to BNY Financial Corporation, as agent for itself and the Lenders party to the Revolving Credit and Term Loan Agreement dated ____________, 1996 (the "Credit Agreement"), a New York corporation having its principal place of business at 1290 Avenue of the Americas, New York, NY 10104 ("Assignee"), as collateral security for the obligations of Debtor all funds now or hereafter payable to Debtor by BNY FINANCIAL CORPORATION ("Factor") pursuant to the Factoring Agreement effective as of __________, 1996, as amended, between Debtor and Factor ("Factoring Agreement"). Assignee understands that the amount of funds, if any, that may be payable at any time to the Debtor pursuant to the Factoring Agreement is uncertain, and that the Factor is entitled to apply such sums to any indebtedness of Debtor to Factor. This assignment shall not affect any of the rights of Factor under the terms and conditions of the Factoring Agreement or applicable law, with respect to any matter whatsoever including the right to"chargeback" to Debtor's account any disputed invoices and other items and sums and the right to maintain reserves. Any credit balance shown on any statement of account is provisional only and is subject to such charges.

         Debtor hereby directs Factor to pay to Assignee, and Factor agrees to pay to Assignee, only such sums as Factor in its sole discretion determines to be payable to Debtor from time to time pursuant to the Factoring Agreement and in order to induce Factor to make such payments, Assignee hereby represents to Factor that no other person or entity has or will have a right to payment hereunder that is superior to Assignee's rights hereunder and that Assignee alone will be entitled to all such payments. Assignee hereby agrees to indemnify Factor and hold Factor harmless from any and all liability or expense which may be incurred by Factor by reason of Factor making remittances to Assignee hereunder.

         This Assignment cannot be terminated by Debtor or Assignee alone, but only by Factor's receipt of written termination notice from Debtor and Assignee. Such notice shall be sent to:

                                  BNY FINANCIAL CORPORATION
                                  1290 Avenue of the Americas
                                  New York, New York 10104
                                  Attention:   Mr. Frank Imperato, V.P.

         The validity, interpretation and enforcement of this agreement shall be governed by the laws of New York State. This agreement shall bind and benefit the parties and their respective successors and assigns and may be modified only by a signed writing.

         IN WITNESS WHEREOF, parties have executed and delivered this agreement this ____ day of ___________, 19__.


                                           RIVER OAKS FURNITURE, INC., As Agent
                                           (Debtor)

Attest:



                                           By:
--------------------------------           ------------------------------------
Asst. Secretary                               Title


[CORPORATE SEAL]

ACCEPTED AND AGREED:

BNY FINANCIAL CORPORATION,                 BNY FINANCIAL CORPORATION
as Agent                                   (Factor)
(Assignee)



By:                                        By:
   -----------------------------           ------------------------------------
         Title                                              Title